EXHIBIT 10.1

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Albany Molecular Research, Inc. ׀ 26 Corporate Circle ׀ P.O. Box 15098 ׀ Albany, NY 12212-5098 USA

t. (518) 512-2000 ׀ f. (518) 512-2020 ׀ www.amriglobal.com

June 13, 2018

Dr. [****]

[****]

NEMUS Bioscience Inc.

130 North Marina Drive,

Long Beach, CA 90803

Dear Dr. [****],

Pursuant to your recent request, Albany Molecular Research, Inc. (“AMRI”) is pleased to provide NEMUS Bioscience Inc. (“NEMUS”) with this revised proposal for process development, non-GMP manufacture of [****], a non-binding estimate for the cGMP manufacture of [****], and a stability study.

This proposal is separated into four parts that are detailed in this document. Below is a summary of our proposal as well as the fees associated with this work.

Part	Description	Estimated Labor Fee	Reimbursable Expenses	Anticipated Timeframe***
I.	Process Development Including Analytical Support	[****]	[****]	[****]
II.	[****]	[****]	[****]	[****]
III.	[****]	[****]	[****]	[****]
IV.	[****]	[****]	[****]	[****]
	Total:	[****]

***Please note that the actual timeframe for completion of all Parts of this proposal is dependent upon resource and equipment availability. Upon signature of this proposal, AMRI shall provide a Gantt chart detailing the activities as appropriate. Company policy dictates that we can commit resources and equipment only after receipt of written approval.

Please appreciate that the aforementioned fees are based on estimates derived from the technical information provided by NEMUS. Changes to the scope of work due to new objectives, incomplete information, or Quality Plan requirements may lie beyond the scope of this proposal. AMRI will make appropriate efforts to accommodate any requested changes in the work plan or scheduling. However, requests for services beyond the scope of this proposal may require a change to AMRI’s estimate of [****]to perform the services contemplated herein. In the event that the compound is determined to require the use of AMRI’s [****], a revision to this proposal will be necessary.

Dr. [****] NEMUS Bioscience, Inc. June 13, 2018 Page 2 of 10	AMRI Proposal #O-34740v3

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Ownership of all information developed as a direct result of this project shall accrue to NEMUS as the work is being performed and provided that NEMUS pays all invoices submitted by AMRI in performance of the work contemplated hereunder. Upon 30 day written notice, NEMUS may terminate [****] prior to any test interval and would only be responsible for all costs incurred up to the point of termination.

Please appreciate that upon receipt of authorization to proceed with the production ([****]), AMRI schedules its equipment and personnel and orders materials in anticipation of commencing this work. AMRI will inform NEMUS of the scheduled production date as soon as is practical, following receipt of NEMUS’ acceptance of this proposal. NEMUS may at any time cancel or delay a project prior to the scheduled start date by providing AMRI with written notice. Upon receipt of such cancellation notice, AMRI shall cease all work at a logical and mutually agreed to stopping point and limit further expenses associated with such production, including cancelling all outstanding subcontracts associated with the execution or other preparations for the project. Subject to the cancellation, NEMUS shall reimburse AMRI for costs as follows:

a. If written notice of cancellation is received by AMRI more than [****] prior to the scheduled production date, NEMUS shall reimburse AMRI for all nonrefundable costs actually incurred by AMRI. This includes any analytical method development activities.

b. If written notice of cancellation is received by AMRI between [****] prior to the scheduled production date, NEMUS shall pay to AMRI [****], and in-addition (if applicable) reimburse AMRI for all nonrefundable costs actually incurred by AMRI.

c. If written notice of cancellation is received by AMRI between [****] prior to the scheduled production date, NEMUS shall pay to AMRI [****], and in-addition (if applicable) reimburse AMRI for all nonrefundable costs actually incurred by AMRI.

d. If written notice of cancellation is received by AMRI after commencement of production, NEMUS shall pay to AMRI [****] and in-addition (if applicable) reimburse AMRI for all nonrefundable costs actually incurred by AMRI.

With respect to Part III - in the event of a delay imposed by NEMUS [****] of the scheduled production date or after commencement of production, [****]

These delay and cancellation fees are in addition to any charges which may apply for all costs incurred up to the point of termination or delay.

Subject to exceptions for AMRI Proprietary Technology (as defined below), any and all results, inventions, compounds, materials, reports, data, Certificates of Analysis, or other deliverables generated by AMRI, in whole or in part, in the direct performance of this project shall accrue to NEMUS as the work is being performed, and provided that NEMUS pays all invoices submitted by AMRI in performance of the work contemplated hereunder that are consistent with this proposal. “AMRI Proprietary Technology” means all intellectual property, know-how, ideas, inventions, discoveries, concepts, scientific methods, and other technology and processes, including without limitation AMRI’s [****] manufacturing process, owned by AMRI and existing as of the date of this Agreement and used in the course of performing this project. AMRI  Proprietary Technology shall remain the exclusive property of AMRI.

Dr. [****] NEMUS Bioscience, Inc. June 13, 2018 Page 3 of 10	AMRI Proposal #O-34740v3

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

We appreciate the opportunity to do business with NEMUS and request that you consider this proposal as expeditiously as possible. We will schedule this project promptly upon receipt of your written authorization. Please note that we are constantly receiving requests for new projects. Company policy dictates that we can commit resources and guarantee a start date only after receipt of an order. All work specified herein be performed in accordance with our Terms and Conditions (the “Agreement”). Any terms or conditions contained in a NEMUS purchase order or other documents which are additional to or inconsistent with this Agreement shall be void, unless specifically agreed to by AMRI in writing and signed by AMRI’s duly authorized representative.

Payment Schedule

Description	Payment
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

AMRI will invoice NEMUS for Part III, with title to and risk of loss [****]. AMRI shall notify NEMUS at such time that the material is available for physical delivery. In the event that NEMUS requests any given shipment be delayed beyond the intended shipment date, NEMUS shall provide a written request to AMRI to store the material. If NEMUS does not provide a written request to store the material, AMRI shall be entitled to ship the material to NEMUS, at NEMUS’ risk and expense. Upon written request, AMRI will store the material for [****]. NEMUS is responsible for insurance, if desired, during the storage period. NEMUS shall pay all invoices [****].

Any resulting material [****].

NEMUS shall be responsible for [****]. For clarity, AMRI will invoice NEMUS [****].

This proposal is valid for [****] from the date of issue. In the event that NEMUS indicates its intent to accept any portion of this proposal following the [****] expiration date or in the event that NEMUS accepts the work contemplated herein to commence more than [****] from the date of this proposal, AMRI reserves the option to submit a revised proposal to reflect any change in costs since the date of the original proposal.

Dr. [****] NEMUS Bioscience, Inc. June 13, 2018 Page 4 of 10	AMRI Proposal #O-34740v3

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Please feel free to contact me if there is any further information that AMRI can provide about any aspect of this proposal. I look forward to hearing from you.

Sincerely,	Agreed and Understood:

[****]	[****]
[****]	NEMUS Bioscience, Inc.
[****]

E-mail: [****]	July 31, 2018
Date

AMRI Proposal #O-34740v3

Dr. [****] NEMUS Bioscience, Inc. June 13, 2018 Page 5 of 10	AMRI Proposal #O-34740v3

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Proposal for the cGMP Manufacture of [****]

For NEMUS Bioscience, Inc.

AMRI Proposal #O-34740v3

This document specifies the services to be provided by AMRI and the costs related to process development, non-GMP manufacture of [****], a non-binding estimate for the cGMP manufacture of [****], and a stability study.

AMRI refers to current Good Manufacturing Practices (“cGMP”) as specified in the International Conference on Harmonization (“ICH”) guide Q7 “ICH Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients” (“API”), as applied to the manufacture, testing, and quality control of APIs. For the purposes of this proposal, AMRI has assumed that the final API material is intended for Phase I Clinical Trials.

For the purposes of this proposal, the cGMP starting material for this work has been defined as [****], as outlined in Attachment I.

I. Process Development/Optimization/Familiarization

Prior to initiating the cGMP production, AMRI shall develop the current process provided by NEMUS (see Attachment I) to ensure reproducibility, quality, and safety on scale. As part of this work, AMRI shall conduct the following:

● [****].

We recommend utilizing our Full-Time Equivalent (“FTE”) program since this approach allows the client the flexibility of changing scope and direction during the course of the project. AMRI estimates that [****], however, AMRI shall allocate [****].

Under the FTE program, [****] dedicated to your project and will provide NEMUS with regular updates on its progress. The FTE rate for this project is [****].

For clarity, the total labor fee, reimbursable expenses for all chemicals and materials, and anticipated timeframe is outlined in the table below.

Description	Estimated Labor Fee	Reimbursable Expenses	Anticipated Timeframe**
Process Development Including Analytical Support	[****]	[****]	[****]

**Following receipt of all materials and availability of resources.

Dr. [****] NEMUS Bioscience, Inc. June 13, 2018 Page 6 of 10	AMRI Proposal #O-34740v3

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Communication during this work will be through regular written updates and teleconferences to keep NEMUS updated on the progress of the development effort. Deliverables shall include these updates, and a final report describing the resulting process. In addition, any intermediates/material that is generated during this work may be provided to NEMUS upon request.

Please appreciate that depending on the ongoing observations made and results obtained in this program, it is possible that the program may be completed in more or less time than is estimated herein. Should this work require more time than is estimated herein, NEMUS will be notified and will have the option of extending the project. NEMUS will be invoiced for the monthly FTE allocation and materials required to complete the work contemplated hereunder.

II. Non-GMP Manufacture of Approximately [****]

Predicated upon the successful completion of Part I of this proposal, AMRI shall use commercially reasonable efforts to conduct the non-GMP manufacture of approximately [****] for the fixed fee and anticipated timeframe outlined in the table below. Deliverables for this work shall include regular updates and teleconferences detailing the progress of the research as well as a Certificate of Analysis.

Description	Fixed Fee*	Anticipated Timeframe**
[****]	[****]	[****]

*[****].

**Following receipt of all materials and availability of resources.

Included in this effort, AMRI shall develop/validate the analytical methods which are required to support the cGMP manufacture of [****]. This work shall include the following:

Test methods for starting materials, in-process control and key intermediates will be developed and shown suitable for analysis. Feasibility of available test methods will be evaluated (under assumption that the methods have been previously developed). Test methods for API release/stability will be developed and validated to satisfy criteria for early phase clinical API. Compendial methods will be verified. Additional methods will be developed if required.

Retention time markers of process intermediates will be characterized as non-quantitative standards. Reference standard of drug substance will be characterized.

Analytical Development

• [****]

Dr. [****] NEMUS Bioscience, Inc. June 13, 2018 Page 7 of 10	AMRI Proposal #O-34740v3

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Analytical Validation

• [****].

Retention Time Markers Qualification (n=5)

• [****]

Reference Standard ([****]) Qualification (the demonstration batch)

• [****]

Deliverables for this analytical work will include written procedures for test methods, validation reports when applicable and a COA for the reference standard.

Please appreciate that should any additional analytical work other than what is estimated herein be required, NEMUS would be contacted and updated on this information. At that point, NEMUS, at its sole discretion, will have the option to extend this portion of the program.

III. Non-Binding Estimate for the cGMP Manufacture of [****]

Please appreciate that until such time that a final process is developed, AMRI is providing NEMUS with a non-binding estimate for the cGMP manufacture of approximately [****].

Upon completion of the process development activities and improvement of the process outlined in Parts I and II, AMRI shall provide a binding estimate for this work which may be higher or lower than our non-binding estimate based on the yields obtained during the previous development work. The non-binding estimated fee and anticipated timeframe are outlined in the table below.

Description	Fixed Fee*	Anticipated Timeframe**
[****]	[****]	[****]

*[****].

**[****].

Note: [****].

The cGMP work shall be documented in batch records, completed copies of which shall be provided to NEMUS upon conclusion of the work. The original batch records shall be maintained at AMRI. A Certificate of Analysis shall be prepared for [****], summarizing the results of the mutually agreed upon analyses.

Dr. [****] NEMUS Bioscience, Inc. June 13, 2018 Page 8 of 10	AMRI Proposal #O-34740v3

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Analytical and quality assurance support to the cGMP campaign shall include, but not necessarily be limited to, the release of raw materials, starting materials, and intermediates (if appropriate); cGMP support; cleaning validation and/or verification; final API release; and preparation of an appropriate Certificate of Analysis.

IV. Stability Program

AMRI will conduct a stability assessment on [****]. The material shall be stored in a single packaging configuration reflective of the bulk material packaging and shall be stored at long-term, intermediate, and accelerated conditions to be defined within a study-specific protocol.

A study initiation fee as detailed below shall be charged upon commencement of the study to cover protocol development, sample aliquoting, labeling and set-up, chromatographic columns, project-specific chemicals and materials.

Samples will be stored and tested the following intervals:

[****]

Testing at each interval shall include the following:

● [****].

NEMUS shall be required to authorize the use of requisite quantities of material for this study. Testing will be conducted at the prescribed intervals for the fees summarized in the table below:

Test Interval (Months)	Fixed Fee (Single Lot)
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
Total Fee:	[****]

Dr. [****] NEMUS Bioscience, Inc. June 13, 2018 Page 9 of 10	AMRI Proposal #O-34740v3

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

An additional fee of [****] may be charged in the event that additional testing is requested by NEMUS, or [****].

Please note that, upon completion of the testing for each condition, AMRI shall return any remaining material to NEMUS. Please note that, should NEMUS request that the material be stored at AMRI past the agreed upon study duration, [****].

The standard report, included in the above fixed fees, consists of a [****]. If a final, written report summarizing the study is requested, [****]

AMRI Proposal #O-34740v3

Dr. [****] NEMUS Bioscience, Inc. June 13, 2018 Page 10 of 10	AMRI Proposal #O-34740v3

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment I

[****]

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A

TERMS & CONDITIONS

Albany Molecular Research, Inc.

1. AGREEMENT AND ACCEPTANCE: The entire agreement (the “Agreement”) between Albany Molecular Research, Inc. (“AMRI”), and the Customer consists of: (i) AMRI’s proposal for the products, materials, services, goods (collectively “Proposal”), and (ii) these Terms and Conditions. For purposes of this Agreement, any documentation, report, product, material or good provided to Customer in the performance of Services shall be referred to as “Deliverables” or “Deliverable” and AMRI’s performance of any services, [****] shall be generally referred to as “Services”. The Agreement shall become binding when accepted by Customer either by acknowledgment or at the time performance of the services begins by mutual agreement. Any terms and conditions proposed by the Customer which are additional to or inconsistent with the Terms and Conditions contained in the Agreement shall be void. In the event a Master Services Agreement (the “MSA”) is in place between the parties, the MSA will govern over any Terms and Conditions. AMRI represents and warrants that it is not and shall not be debarred, and that each employee or independent contractor it engages in connection with activities under this Agreement is not and shall not be debarred, under applicable FDA or other law.

2. DELIVERY SCHEDULE; QUANTITIES; DELAYS IN DELIVERY: All deliveries shall be made in accordance with any timelines set out in the Proposal. [****] In the event Customer requests that any given shipment be delayed beyond the intended shipment date, AMRI will store the material [****]; in such event, [****].

3. TRANSPORTATION, PACKAGING AND SHIPPING: Unless otherwise specified in the Proposal, Deliverables shall be delivered [****]. Title and risk of loss of any Deliverable shall [****]. AMRI herein represents that if mutually agreed in a Proposal, the Deliverables ordered by the Customer are packed in containers and bearing labels, if necessary, which conform to the regulations of the Department of Transportation in effect at the time of shipment. All Deliverables shall be prepared for shipment and packed to prevent damage or deterioration, secure lowest transportation rates, and comply with carrier tariffs.

4. CONFIDENTIAL INFORMATION: The exchange of Confidential Information shall be governed by the Confidentiality Agreement (the “CDA”) in place between the parties. If there is no CDA in place, then the following applies: The Parties anticipate that they will exchange proprietary and confidential information during the term of this Agreement. The Parties shall treat all information (whether written or oral) exchanged hereunder as confidential, and each Party shall use the same degree of care used to protect and maintain its own confidential or proprietary information from unauthorized use or disclosure. Neither Party shall use the other Party’s proprietary or confidential information for any purpose other than in performance of this Agreement. Neither Party shall disclose the other Party’s confidential or proprietary information to any third party without prior written permission from the disclosing Party. The foregoing restrictions shall not apply to information that was in the receiving Party’s possession without confidentiality restrictions prior to receipt from the other Party, or that lawfully becomes publicly available through no fault of the receiving Party. The receiving Party may disclose the other Party’s confidential or proprietary information to its employees and officers requiring access thereto solely as necessary to perform the Services, provided that each such employee and officer is bound by a written agreement to maintain the confidential or proprietary information in strict confidence and to use such information solely to perform the Services. Each Party may disclose information received from the other Party as required by laws, rules or regulations or rules of a securities exchange provided that the Party required to make such disclosure gives notice to the disclosing Party prior to making such disclosure, and uses all commercially reasonable efforts to secure confidential treatment of such information where reasonably available.

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. PAYMENT: Unless otherwise specified in the Proposal, AMRI will invoice Customer [****], and upon delivery of any Deliverables, with payment due [****].

6. WARRANTIES: CUSTOMER WARRANTS THAT TO ITS KNOWLEDGE THE USE OF ANY PRODUCT, MATERIALS, PROCESSES, AND THE LIKE FURNISHED TO AMRI UNDER THE AGREEMENT FOR THE PERFORMANCE OF SERVICES (“CUSTOMER MATERIALS”) WILL NOT INFRINGE ON ANY EXISTING PATENT, TRADEMARK OR COPYRIGHT. UNLESS OTHERWISE STATED HEREIN, AMRI DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED BY STATUTE OR IN WRITING, REGARDING THE SERVICES OR THE DELIVERABLES, INCLUDING WITHOUT LIMITATION ANY WARRANTY REGARDING THEIR FITNESS FOR PURPOSE, THEIR QUALITY, THEIR MERCHANTABILITY OR THEIR NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS. ANY OTHER REPRESENTATIONS OR WARRANTIES MADE BY ANY PERSON OR ENTITY, INCLUDING EMPLOYEES OR REPRESENTATIVES OF A PARTY HERETO, THAT ARE INCONSISTENT HEREWITH, SHALL BE DISREGARDED AND SHALL NOT BE BINDING ON SUCH PARTY.

7. LIMITATION OF LIABILITY: IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR LOST PROFITS OR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR INDIRECT DAMAGES ARISING FROM ANY BREACH OF THIS AGREEMENT OR IN CONNECTION WITH THIS AGREEMENT OR ANY PROPOSAL, INCLUDING WITHOUT LIMITATION ANY BREACH OF A WARRANTY CONTAINED HEREIN OR [****]. LIMITATIONS OF LIABILITY CONTAINED IN THIS SECTION SHALL NOT BE DEEMED TO LIMIT EITHER PARTY’S INDEMNITY OR INSURANCE OBLIGATIONS UNDER THIS AGREEMENT.

8. CHANGES: Customer reserves the right to request changes to the Services being performed pursuant to this Agreement or a Proposal including, without limitation, changes in drawings, specifications and delivery (“Change Orders”). AMRI may agree to comply with such Change Orders. If such Change Orders result in an increase in AMRI’s cost or in the time for performance, an equitable adjustment in the price or time for performance shall be made in writing to Customer and a claim for additional compensation hereunder will be asserted in a timely manner. Prior to AMRI’s acceptance or rejection of the Change Order, the parties shall discuss and agree in writing to any appropriate price and/or time adjustments.

9. INSURANCE: Each Party shall procure and maintain at its own expense appropriate product and commercial liability insurance with respect to the conduct and performance of the Services under each Proposal and/or this Agreement and use or sale of the Deliverables, as each Party customarily maintains with respect to similar activities. Customer shall maintain insurance on all materials that it has or retains title to.

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10. FEDERAL, STATE AND LOCAL TAXES: Any taxes, duties or fees applicable to the sale, export or imports of Customer Materials or Deliverables or related to the performance of Services shall be borne by the Party on which such taxes are imposed under law.

11. INDEMNIFICATION: Customer shall indemnify and hold AMRI, its Affiliates and their directors, officers, employees and agents (“AMRI Indemnitee”) harmless from and against any and all third party claims, damages, liabilities, losses, costs and expenses, including but not limited to attorneys’ fees (collectively, “Claims”) arising from or related to: (i) injury, damage or death in connection with Customer’s or a third party’s use or sale of the Deliverables or results of the Services, or Customer’s or a third party’s manufacture, use or sale of any product or service incorporating the Deliverables, including without limitation any Claims attributable to any product incorporating Deliverables (whether based on strict liability, inherent design defect, negligence, failure to warn, breach of contracts or any other theory of liability); (ii) the manufacture, use or sale of any Deliverable or Customer materials, or Customer product incorporating Deliverables, infringing a third party’s patent or other intellectual property rights (except to the extent covered by subsection (A) below); (iii) any gross negligence or willful misconduct of Customer or any of its directors, officers, employees, or agents (“Customer Indemnitee”); and (iv) Customer’s failure to comply with all applicable laws, statutes, rules, regulations and orders of governmental, public and quasi-public authorities; except to the extent that such Claim is caused by the gross negligence or willful misconduct of AMRI Indemnitees. AMRI shall indemnify and hold Customer Indemnitees harmless from and against any and all Claims to the extent arising from: (A) the manufacture, use or sale of any AMRI Proprietary Technology (as defined in the Proposal) infringing a third party’s patent or other intellectual property rights; (B) any gross negligence or willful misconduct of or breach of a representation or warranty by any AMRI Indemnitee in connection with the Agreement; and (C) AMRI’s failure to comply with all applicable laws, statutes, rules, regulations and orders of governmental, public and quasi-public authorities; except to the extent that such Claim is caused by the gross negligence or willful misconduct of or breach of a representation or warranty by Company Indemnitees.

12. ASSIGNMENT: Neither Party may assign or delegate any or all of its rights or obligations under this Agreement, or transfer this Agreement, without the prior written consent of the other party, except that either Party shall have the right to assign any of its rights, delegate any of its obligations, or transfer this Agreement without such consent (i) to an affiliate of such Party or (ii) as part of a merger or acquisition of such party or sale of all assets to which this Agreement relates. Any assignment by a Party shall bind its assignee to all provisions of this Agreement. Any assignment, delegation or transfer by either Party without the consent of the other Party shall be void and of no effect.

13. TERMINATION FOR CONVENIENCE: Except as otherwise specified in the Proposal, [****]. Such written notice shall state the extent and the effective date of termination. [****]. Termination by Company under this Section shall be without prejudice to any claims Company may have against AMRI.

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14. TERMINATION FOR DEFAULT: Each of the following events shall constitute a default by a Party for purposes of this Agreement (a) the insolvency of such Party, (b) any assignment for the benefit of creditors of such Party, (c) the voluntary or involuntary filing of a petition order or other decree in bankruptcy by or against such Party, (d) the commencement of any proceeding, under court supervision or otherwise, for liquidation of, reorganization of, or the composition, extension, arrangement or readjustment of the obligations of such Party, and (e) failure by such Party to comply with any of the provisions of the Agreement in any material respect, and (f) proof that any representations by such party were false when made. In the event of a default by Party which is not cured within thirty (30) days of receiving a notice of default, the other Party may terminate this Agreement in writing.

15. EFFECT OF TERMINATION: Upon termination, Customer’s obligation to AMRI shall be set forth in a final invoice and may include [****].

16. WAIVER: No delay or omission in exercising any right or remedy shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights, powers, elections and remedies of the Parties hereunder are cumulative and in addition to those which the Parties have at law or in equity. A Party’s failure to object to any provision contained in any communication from the other Party shall not be deemed an acceptance of such provision or a waiver of any provision of this Agreement.

17. COMPLIANCE WITH LAWS: Each Party shall, in the performance of the Agreement, comply with all applicable laws, statutes, rules, regulations and orders of governmental, public and quasi-public authorities.

18. BRIBERY AND CORRUPT PRACTICES: AMRI is committed to complying with all applicable anti-corruption laws, regulations and policies worldwide. AMRI expects its customers, suppliers and business partners to comply with all such laws that prohibit the making, offering or promise of any payment or anything of value, directly or indirectly, to a government official or a government agency (“Officials”), when the payment is intended to influence an act or decision or the retention of business. Accordingly, each Party represents, agrees and warrants that it shall comply with all applicable anti-corruption laws, rules and regulations, including but not limited to the United States Foreign Corrupt Practices Act and the UK Bribery Act, and that it shall not make any payment of money, gifts, services or anything of value either directly or indirectly, to an Official, when the payment is intended to influence an act or decision or the retention of business.

19. FORCE MAJEURE: Neither Party shall be liable for, or in connection with, any failure or delay in performance due [****] which prevents or hinders such party from performing the services as provided for under the Agreement.

20. GOVERNING LAW; ARBITRATION: This Agreement shall be governed by, interpreted and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law. All disputes arising from or related to this Agreement may be submitted to arbitration in Albany, New York (or at a location agreed to by AMRI) under the rules then prevailing of the American Arbitration Association and judgment may be entered on any award in a court of competent jurisdiction. The parties acknowledge and agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.